CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Audiovox Corporation (the "Company") on Form 10-Q for the three and six months ended August 31, 2007 (the "Report") as filed with the Securities and Exchange Commission on the date hereof, I, C. Michael Stoehr, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:


     (1) The Report fully complies with Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




October 10, 2007

                                   /s/ C. Michael Stoehr
                                   ---------------------
                                   C. Michael Stoehr
                                   Senior Vice President and
                                    Chief Financial Officer
















                                  EXHIBIT 32.2

                                       1